UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Affymetrix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MANAGER TALKING POINTS

Affymetrix Confidential – For Internal Use Only

January 8, 2016

Please use the following talking points for discussions with your employees:

•    Joining Thermo Fisher Scientific creates enhanced opportunities for both companies. The combination of our complementary technologies will lead to powerful and innovative new products and application solutions for our customers. Affymetrix will benefit from Thermo Fisher’s access to the biopharma industry through its unique customer value proposition, as well as its world-class e-commerce capabilities and extensive market channels. Thermo Fisher also significantly extends the commercial and geographic reach of our products, given its market presence and infrastructure in Asia-Pacific and emerging markets. In addition, employees will benefit from the career opportunities that come with being part of a global industry-leading company.

•    Thermo Fisher values our culture and high standards of innovation and operational excellence, and the combination will enhance our ability to serve the needs of our customers and afford new opportunities to employees.

•    Thermo Fisher Scientific Inc. (NYSE: TMO) is the world leader in serving science, with revenue of $17 billion and 50,000 employees in 50 countries. Their mission is to enable customers make the world healthier, cleaner and safer by providing technologies, products and services that help them to accelerate innovation and increase productivity. Their premier brands include: Thermo Scientific, Applied Biosystems, Invitrogen, Fisher Scientific and Unity Lab Services. For more information, please visit www.thermofisher.com.

•    Upon completion of the transaction, Affymetrix will become part of Thermo Fisher’s Life Sciences Solutions Group, which is led by Mark Stevenson.

•    It is clear that Thermo Fisher values our culture and our strong, talented team. Furthermore, this acquisition by Thermo Fisher is a testament to the strength of our business, our customer-centric and solutions-oriented strategy, and our talented employees.

•    Thermo Fisher has successfully integrated a number of life science businesses in recent years by evaluating each company and combining the strongest operations, most efficient processes, and most innovative programs that best support the future growth of the combined company. No doubt, Thermo Fisher intends to apply those same principles here in order to ensure a seamless integration of both businesses.

•    An integration planning team, led by representatives from both companies, will be established to oversee and facilitate the integration process to ensure it is smooth and seamless.

•    It is important to keep in mind that today’s announcement is just the first step. The transaction is subject to various regulatory approvals, stockholder approval and customary closing conditions, and is expected to close by the end of the second quarter of 2016.

•    Until the transaction closes, Affymetrix and Thermo Fisher will continue to operate as independent companies. For now, it is business as usual, and we must stay focused on serving our customers.

MANAGER TALKING POINTS

Affymetrix Confidential – For Internal Use Only

January 8, 2016

•    There will be a dedicated space on AffyNet where the press release, relevant documents, FAQs and other materials will be posted to provide you with additional details on the transaction as we know them.

•    Please encourage your employees to feel free to reach out to you or HR, if they have any additional questions. We are committed to keeping you and your employees informed as we move through the process.

•    If you are contacted by the media or any other outside parties, please direct the inquiry to Doug Farrell, VP of Investor Relations.

•    Please remind your employees to refrain from posting, re-posting, re-“tweeting” or the like any information about the proposed acquisition, including third party content, from your personal social media accounts due to regulatory and legal concerns. Tell your employees to contact Doug Farrell, VP Investor Relations, if they have any questions.

•    Remember to thank your employee for their commitment to Affymetrix.

Additional Information

In connection with the proposed merger, Affymetrix will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Affymetrix’s website at investor.Affymetrix.com or by contacting Affymetrix’s investor relations department via e-mail at investor@affymetrix.com.

PARTICIPANTS IN THE SOLICITATION

Affymetrix and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Affymetrix’s stockholders with respect to the merger. Information about Affymetrix’s directors and executive officers and their ownership of Affymetrix’s common stock is set forth in the proxy statement for Affymetrix’s 2015 Annual Meeting of Stockholders and Affymetrix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2015 Annual Meeting of Stockholders. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Affymetrix’s directors and executive officers in the merger, which may be different than those of Affymetrix’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

MANAGER TALKING POINTS

Affymetrix Confidential – For Internal Use Only

January 8, 2016

Cautionary Statement Regarding Forward Looking Statements

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed Affymetrix transaction may not materialize as expected; the Affymetrix transaction not being timely completed, if completed at all; prior to the completion of the transaction, Affymetrix’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2014 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended September 26, 2015, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings” and in other documents Thermo Fisher files with the SEC, and in Affymetrix’s Annual Report on Form 10-K for the year ended December 31, 2014 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, each of which is on file with the SEC and available in the “Investors” section of Affymetrix’s website, www.Affymetrix.com, under the heading “SEC Filings” and in other documents Affymetrix files with the SEC. While Thermo Fisher or Affymetrix may elect to update forward-looking statements at some point in the future, Thermo Fisher and Affymetrix specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or Affymetrix’s views as of any date subsequent to today.